UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 2022

SABRE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36422	20-8647322
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3150 Sabre Drive
Southlake, TX	76092
(Address of principal executive offices)	(Zip Code)

(682) 605-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $.01 par value	SABR	The NASDAQ Stock Market LLC
6.50% Series A Mandatory Convertible Preferred Stock	SABRP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

New Senior Secured Notes

On December 6, 2022, Sabre GLBL Inc. (the “Issuer”), a wholly-owned subsidiary of Sabre Corporation (“Sabre,” the “Company,” “we,” “us,” or “our”), Sabre Holdings Corporation (“Holdings”) and certain of the Issuer’s subsidiaries, as guarantors (collectively, with Holdings, the “Guarantors”), and Computershare Trust Company, N.A. (“Computershare”) as trustee and collateral agent, entered into an indenture (the “Senior Secured Notes Indenture”) governing the Issuer’s newly issued $555 million aggregate principal amount of 11.250% senior secured notes due 2027 (the “Senior Secured Notes”). The Senior Secured Notes were issued in an aggregate principal amount of $555 million, will pay interest semiannually in arrears on June 15 and December 15 of each year, beginning on June 15, 2023, at a rate of 11.250% per year, and will mature on December 15, 2027.

The Issuer has used the net proceeds from the offering of the Senior Secured Notes, after fees, discounts, commissions and other offering expenses, to repay approximately $536.46 million principal amount of debt under the Issuer’s Term Loan B (as defined below) plus accrued and unpaid interest and related fees and expenses.

The Senior Secured Notes are jointly and severally, irrevocably and unconditionally guaranteed by Holdings and all of the Issuer’s restricted subsidiaries that guarantee the Issuer’s credit facility, which is governed by the Amended and Restated Credit Agreement (the “Credit Agreement”), dated as of February 19, 2013, among the Issuer, Holdings, the subsidiary guarantors party thereto, the lenders party thereto, Deutsche Bank AG New York Branch, as administrative agent and Bank of America, N.A. as successor administrative agent, as subsequently amended and supplemented from time to time and prior to the issuance of the Senior Secured Notes, included a term loan B facility (“Term Loan B”) and following the application of proceeds from the Senior Secured Notes includes a 2021 term loan B-1 facility (“2021 Term Loan B-1”), a 2021 term loan B-2 facility (“2021 Term Loan B-2”), a 2022 term loan B-1 facility (“2022 Term Loan B-1”), and a 2022 term loan B-2 facility (together with the 2021 Term Loan B-1, the 2021 Term Loan B-2, and the 2022 Term Loan B-1, collectively, the “Credit Facility”). In addition, each future direct and indirect restricted subsidiary of the Issuer that guarantees indebtedness under the Credit Facility, any additional first lien obligations, any junior lien obligations or any capital markets debt securities of the Issuer or a guarantor, will guarantee the Senior Secured Notes. The Credit Facility currently requires, subject to certain exceptions (including unrestricted subsidiaries and securitization subsidiaries), newly formed or acquired domestic wholly-owned subsidiaries to guarantee the obligations thereunder. Neither the Senior Secured Notes nor the Credit Facility will be guaranteed by any of the Issuer’s foreign subsidiaries or unrestricted subsidiaries.

The Senior Secured Notes and the guarantees (i) are general senior secured obligations of the Issuer and each Guarantor, (ii) rank equally in right of payment to all existing and future unsubordinated indebtedness of the Issuer or Guarantor, as applicable, (iii) rank effectively senior to all unsecured indebtedness of the Issuer or Guarantor, as applicable, to the extent of the value of the collateral securing the Senior Secured Notes, which it shares pari passu with the Issuer’s Credit Facility, the Issuer’s $775 million 9.250% senior secured notes due 2025 issued on April 17, 2020, and the Issuer’s $850 million 7.375% senior secured notes due 2025 issued on August 27, 2020, (iv) are structurally subordinated to all existing and future indebtedness, claims of holders of preferred stock and other liabilities of subsidiaries of the Issuer or Guarantor, as applicable, that do not guarantee the Senior Secured Notes and (v) are senior in right of payment to all existing and future subordinated indebtedness of the Issuer or Guarantor, as applicable. Upon the occurrence of specific kinds of changes of control, the holders of the Senior Secured Notes will have the right to cause the Issuer to repurchase some or all of the Senior Secured Notes at 101.000% of the aggregate principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase. The Senior Secured Notes will be subject to redemption on the terms and at the prices set forth in the Senior Secured Notes Indenture.

The Senior Secured Notes Indenture contains covenants that, among other things, limit the Issuer’s ability and the ability of its restricted subsidiaries to:

•	incur additional indebtedness or issue disqualified stock or preferred stock of subsidiaries;

•	pay dividends or make other distributions on, redeem, defease, repurchase or otherwise retire equity interests;

•	create liens on certain assets to secure debt;

•	make certain investments;

•	sell certain assets;

•	place restrictions on the ability of restricted subsidiaries to make payments to the Issuer, Holdings or the Corporation;

•	consolidate, merge or sell all or substantially all of their assets; and

•	enter into certain transactions with affiliates.

These covenants are subject to important exceptions, limitations and qualifications. These covenants will be suspended, and shall not apply at any time during which the Senior Secured Notes have been assigned an investment grade rating.

This description of the Senior Secured Notes Indenture and the Senior Secured Notes does not purport to be complete and is qualified in its entirety by reference to the Senior Secured Notes Indenture and the form of the Senior Secured Notes, which are attached to this Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Security Agreement

The Issuer’s and the Guarantors’ obligations under the Senior Secured Notes Indenture are secured by first-priority liens on the same collateral securing, on a pari passu basis, the indebtedness owing under the Issuer’s Credit Facility, the Issuer’s $775 million 9.250% senior secured notes due 2025 issued on April 17, 2020, and the Issuer’s $850 million 7.375% senior secured notes due 2025 issued on August 27, 2020, pursuant to certain security agreements and pledge agreements, as may be amended from time to time among Holdings, the Issuer and certain of its restricted subsidiaries (collectively, the “Security Documents”), including a pledge and security agreement executed in connection with the entry into the Senior Secured Notes Indenture, on December 6, 2022, by and among the Issuer, the Guarantors, and Computershare, as collateral agent (the “Security Agreement”).

The liens granted under the Security Documents constitute first-priority liens, subject to certain exceptions and permitted liens described therein, on:

•	all equity interests of the Issuer, held by Holdings;

•

substantially all personal property of the Issuer and the Guarantors, subject to certain exceptions (including, without limitation, exceptions for real property leases and immaterial real property; motor vehicles; with respect to perfection by control, deposit and securities accounts; LC Assets (as defined in the Senior Secured Notes Indenture); assets subject to certain categories of permitted liens; all letter of credit rights; securitization assets; capital stock of unrestricted subsidiaries; certain capital stock of foreign subsidiaries; and assets subject to certain legal or contractual restrictions on assignment or granting of security interests);

•

substantially all the equity interests of any of the Issuer’s restricted subsidiaries directly owned by the Issuer or any subsidiary Guarantor (or, in the case of a foreign subsidiary, 65% of the equity interests directly owned by the Issuer or a subsidiary Guarantor); and

•

mortgages on all material real property owned by the Issuer or any subsidiary Guarantor, none of which existed on the issue date for the Senior Secured Notes, except for, so long as such assets are not pledged to secure any other first lien obligations, Principal Domestic Properties and Domestic Subsidiaries, which include Headquarters and Headquarters SPV (each as defined in the Senior Secured Notes Indenture).

This description of the Security Documents, including the Security Agreement, does not purport to be complete and is qualified in its entirety by reference to the Security Agreement, which is attached to this Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth under Item 1.01 above is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The Senior Secured Notes Indenture contains covenants that limit, among other things, the Issuer’s ability to pay dividends on its capital stock, subject to certain exceptions, which may in turn, impact the ability of holders of the Company’s common stock to receive dividends. For more information, see the Senior Secured Notes Indenture, which is attached to this Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 6, 2022, the Board of Directors of Sabre adopted the Seventh Amended and Restated Bylaws (the “Amended and Restated Bylaws”) of the Company (as amended and restated, the “Amended and Restated Bylaws”), in connection with the new Securities and Exchange Commission rules regarding Universal Proxy Rules (as defined below), certain recent changes to the Delaware General Corporation Law (the “DGCL”) and a periodic review of the bylaws. The Amended and Restated Bylaws, among other things:

•

Clarify that a notice of meeting is not required to be written and revise certain provisions relating to adjournment procedures and lists of stockholders entitled to vote at stockholder meetings, in each case to conform to recent amendments to the DGCL;

•

Revise the procedures and disclosure requirements set forth in the advance notice bylaw provisions to restrict the number of nominees a stockholder may nominate for election at a meeting to the number of directors to be elected at such meeting;

•

Address matters relating to Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Universal Proxy Rules”), including providing the Company a remedy if a stockholder fails to satisfy the Universal Proxy Rules requirements and requiring stockholders intending to use the Universal Proxy Rules to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rules at least five business days before the meeting upon the Company’s request;

•	Clarify the requirements to be considered a qualified representative of a stockholder; and

•	Remove limitations to the impact of amendments of the DGCL on indemnification rights of any Indemnitee (as defined in the Amended and Restated Bylaws).

The Amended and Restated Bylaws also incorporate ministerial, clarifying and conforming changes and changes in furtherance of gender neutrality.

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the complete text of the Amended and Restated Bylaws, a copy of which is filed hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

Certain statements herein are forward-looking statements about trends, future events, uncertainties and our plans and expectations of what may happen in the future. Any statements that are not historical or current facts are forward-looking statements. In many cases, you can identify forward-looking statements by terms such as “expect,” “believe,” “likely,” “encouraged,” “resilient,” “outlook,” “goal,” “opportunity,” “target,” “future,” “trend,” “plan,” “guidance,” “anticipate,” “will,” “forecast,” “continue,” “on track,” “objective,” “trajectory,” “scenario”, “strategy,” “estimate,” “project,” “possible,” “may,” “should,” “would,” “intend,” “potential,” or the negative of these terms or other comparable terminology. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. More information about potential risks and uncertainties that could materially affect our business and results of operations is included in the “Risk Factors” and “Forward-Looking Statements” sections in our Annual Report on Form 10-K filed with the SEC on February 18, 2022, our Quarterly Report on Form 10-Q filed with the SEC on November 2, 2022 and in our other filings with the SEC. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future events, outlook, guidance, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. Unless required by law, the Company undertakes no obligation to publicly update or revise any forward-looking statements to reflect circumstances or events after the date they are made.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

3.1	Seventh Amended and Restated Bylaws of Sabre Corporation.

4.1	Indenture, dated as of December 6, 2022 among Sabre GLBL Inc., each of the guarantors party thereto and Computershare Trust Company, National Association, as trustee and collateral agent.

4.2	Form of 11.250% Senior Secured Notes due 2027 (included in Exhibit 4.1).

10.1	Pledge and Security Agreement, dated as of December 6, 2022, among Sabre GLBL Inc., Sabre Holdings Corporation, the subsidiary guarantors party thereto and Computershare Trust Company, National Association, as collateral agent.

104	Cover Page Interactive Data File-formatted as Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sabre Corporation

Dated: December 6, 2022

	By:	/s/ Michael Randolfi
	Name:	Michael Randolfi
	Title:	Executive Vice President and Chief Financial Officer